UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021 (January 5, 2021)

Omnia Wellness Inc.

(Name of registrant in its charter)

Nevada	333-211986	98-1291924
(State or jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

999 18th Street

Suite 3000

Denver, Colorado 80202

(Address of principal executive offices)

(303) 325-3738

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On January 11, 2021, Omnia Wellness Inc. (formerly known as Glolex, Inc.), a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) to report that it completed its acquisition of Omnia Wellness Corporation (formerly known as Bed Therapies Inc.), a Texas corporation (“Omnia Corp.”), whereby, among other things, the Company acquired 100% of Omnia Corp. in exchange for the issuance of shares of the Company’s common stock, and Omnia Corp. became the wholly-owned subsidiary of the Company (the “Acquisition”).

The Original 8-K was filed by the Company to describe certain material changes to its business as a result of and following the Acquisition. This amendment to the Original 8-K is being filed to provide updated financial statements including (i) the audited financial statements for Omnia Corp. for the fiscal year ended December 31, 2020, and amend the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” which was part of the Form 10 information disclosed under Item 2.01 to the Original 8-K to reflect such audited financial statements and (ii) the pro forma financial statements for the combined entities for the period as of and ended December 31, 2020.

Except as described above, no other changes have been made to the Original 8-K and this Form 8-K/A does not modify or update any other information in the Original 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original 8-K and the Company’s filings made with the SEC subsequent to the date of the Original 8-K.

Item 2.01 – Completion Of Acquisition Or Disposition Of Assets.

FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements which involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under “Risk Factors” and elsewhere in this Current Report on Form 8-K. The Company assumes no obligation to update forward-looking statements or the risk factors. You should read the following discussion in conjunction with the financial statements and the related notes included elsewhere in this Report.

Overview

On April 17, 2020, we entered into the Exchange Agreement with Omnia Corp. and the beneficial stockholders of Omnia Corp. to acquire 100% of the issued and outstanding shares of capital stock of Omnia Corp. The transactions contemplated by the Exchange Agreement were consummated on January 5, 2021 and, pursuant to the terms of the Exchange Agreement, among other things, all outstanding Omnia Corp. Shares were exchanged for shares of our common stock, par value $0.001 per share, based on the exchange ratio of one share of our common stock for every one Omnia Corp. Share. Accordingly, we acquired 100% of Omnia Corp. in exchange for the issuance of 10,000,000 shares of our common stock and Omnia Corp. became our wholly-owned subsidiary. As of the Closing, Mr. Amer Samad, formerly our sole director and executive officer, agreed to cancel 52,656,888 shares of our common stock owned beneficially and of record by him as part of the conditions to Closing, which are expected to be cancelled as soon as practicable after the Closing. The Company also issued an aggregate of 1,269,665 shares of common stock on January 5, 2021 as a result of the conversion in accordance with their terms of outstanding convertible promissory notes in the aggregate principal amount of approximately $539,000.

As of immediately prior to the closing of the Acquisition, we entered into an Assignment and Assumption Agreement with RZI Consulting LLC (the “Assignment Agreement”), pursuant to which RZI Consulting LLC assumed substantially all of our remaining assets and liabilities through the closing of the Acquisition. Accordingly, as of the closing of the Acquisition, we had no assets or liabilities (other than relating to general and administrative expenses).

Our sole business is the business of Omnia Corp. Our management’s discussion and analysis below is based on the financial results of Omnia Corp. Except as otherwise indicated herein, all share and per share information in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section gives retroactive effect to the exchange of Omnia Corp. Shares for shares of our common stock in the Acquisition. The following discussion and analysis provides information which we believe to be relevant to an assessment and understanding of the results of operations and financial condition of Omnia Corp.

We develop and market products for wellness and physical therapy markets, using patented dry-hydro therapy equipment that the Company plans to offer and sell in medical and fitness markets.

Significant Accounting Policies and Estimates

The discussion and analysis of the financial condition and results of operations are based upon the financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of any contingent liabilities at the financial statement date and reported amounts of revenue and expenses during the reporting period. On an on-going basis we review our estimates and assumptions. The estimates were based on historical experience and other assumptions that we believe to be reasonable under the circumstances. Actual results are likely to differ from those estimates under different assumptions or conditions, but we do not believe such differences will materially affect our financial position or results of operations.

Results of Operations

The Company had operating losses in 2019 that continued during 2020, and it expects losses to continue as its operations and marketing are built up to increase sales.

The below results of operations for the fiscal year ended December 31, 2020 and 2019 reflect Omnia Corp.’s fiscal year ended December 31. As a result of the Closing of the Acquisition, Omnia Corp. changed its fiscal year end to be consistent with the Company’s fiscal year end of March 31. Accordingly, future filings of the Company will reflect a March 31 fiscal year end.

Fiscal Year Ended December 31, 2020 Compared to the Fiscal Year Ended December 31, 2019

Revenues

Total revenue was $271,048 for the year ended December 31, 2020, compared to $223,354 for the year ended December 31, 2019. The increased revenue during 2020 is due to a targeted marketing program to gyms and medical facilities.

Cost of Goods Sold

Total cost of goods sold was $154,444 for the year ended December 31, 2020, compared to $265,474 for the year ended December 31, 2019. The increase in cost of goods sold in 2019 was mainly due to the Company reviewing the value of obsolete items in inventory in 2019 and writing this down by charging to cost of goods sold.

Operating expenses

Total operating expenses was $1,525,683 for the year ended December 31, 2020, compared to $1,591,084 for the year ended December 31, 2019. There was increased depreciation and amortization, legal and professional fees, payroll expenses and general and administrative expenses in 2020 as Omnia Corp. continued to build its business, offset by lower selling and marketing expenses, related party, consulting fees, related party and impairment expense as compared to 2019 in 2020.

Interest expenses

Interest expense was $517,163 for the year ended December 31, 2020, compared to $293,766 for the year ended December 31, 2019. The increase in interest expense is due to the issuance of additional promissory notes to investors in 2020.

Net Loss

The net loss for the fiscal year ended December 31, 2020 was $(1,926,242), resulting in loss per share of $(0.19), compared to net loss for the period ending December 31, 2019 of $(1,926,967) resulting in loss per share of $(0.46).

Liquidity and Capital Resources

We have historically funded operations through the issuance of loans, evidenced by convertible and non-convertible promissory notes. Since inception, we have raised an aggregate of $5,671,123 through the sale of such promissory notes, of which approximately $5,629,183 principal amount remains outstanding and either is currently due and continuing to accrue default interest, or will be due in 2021. Additionally, in 2020 we received funding of $294,066 pursuant to the federal Paycheck Protection Program under the Coronavirus Aid, Relief and Economic Security (CARES) Act.

Based on our current burn rate, we need to raise additional capital in the short term to fund operations and meet expected future liquidity requirements, as well as to repay our remaining existing total indebtedness of approximately $6,705,750, if not converted to equity, (including our funding from the CARES Act, if and to the extent the loan is not forgiven), or we will be required to curtail or terminate some or all of our product lines or our operations. We are continuously in discussions to raise additional capital, which may include or be a combination of convertible or term loans and equity which, if successful, will enable us to continue operations based on our current burn rate, for the next 12 months; however, we cannot give any assurance at this time that we will successfully raise all or some of such capital or any other capital. Furthermore, at this time, we do not have an established source of funds sufficient to cover operating costs after January 2021. Funds raised, if any, during 2021, are anticipated to fund not just repayment of existing obligations, but our ongoing operations including validating the business model for Relaxation Centers, hiring additional personnel, and expanding the revenue share model with additional facilities.

We do not currently have available funds to repay currently-due liabilities of approximately $782,501 or to repay indebtedness that is expected to become due in 2021, and are exploring refinancing, extending the maturity date and/or converting some or all of such indebtedness into equity.

There can be no assurance that necessary debt or equity financing will be available, or will be available on terms acceptable to us, in which case we may be unable to meet our obligations or fully implement our business plan, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on recoverability and reclassification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Additionally, we will need additional funds to respond to business opportunities including potential acquisitions of complementary technologies, protect our intellectual property, develop new lines of business, and enhance our operating infrastructure. While we may need to seek additional funding for any such purposes, we may not be able to obtain financing on acceptable terms, or at all. In addition, the terms of our financings may be dilutive to, or otherwise adversely affect, holders of our common stock. However, the recent COVID-19 pandemic has presented unprecedented challenges to businesses and the investing landscape around the world. Therefore, there can be no assurance that management’s plans will be successful. We may not be able to negotiate any such arrangements on acceptable terms, if at all. If we are unable to obtain additional funding on a timely basis, we may be required to curtail or terminate some or all of our product lines or our operations.

As a result of the COVID-19 pandemic and actions taken to slow its spread, the global credit and financial markets have experienced extreme volatility, including diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in unemployment rates and uncertainty about economic stability. There can be no assurance that further deterioration in credit and financial markets and confidence in economic conditions will not occur. If equity and credit markets deteriorate, it may make any necessary debt or equity financing more difficult to obtain, more costly and/or more dilutive. Any of these actions could materially harm our business, results of operations and future prospects.

Going Concern

The Company is commencing operations to generate sufficient revenue; however, the Company’s cash position is not currently and, in the future, may not be sufficient to support the Company’s daily operations. Management intends to raise additional funds by way of a private or public offering but can give no assurance of success. While the Company believes in the viability of its strategy to commence operations and generate sufficient revenue and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of private offering. The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Off-Balance Sheet Arrangements

We had no off-balance sheet transactions.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), Omnia Corp.’s audited financial statements as of and for the fiscal year ended December 31, 2020 and 2019, is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

(b) Pro forma financial information.

See the Unaudited Pro Forma Combined Balance Sheets as of December 31, 2020 and Pro Forma Combined Statements of Operations for the period ended December 31, 2020, which is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

(c) Shell Company Transactions.

See (a) and (b) of this Item 9.01.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Document
2.1	Share Exchange and Reorganization Agreement by and among Glolex Inc., Bed Therapies Inc. and the beneficial stockholders of Bed Therapies Inc., dated as of April 17, 2020 (Incorporated by reference the Company’s Current Report on Form 8-K filed on April 22, 2020)
3.1	Amended and Restated Articles of Incorporation of Omnia Wellness Inc. (Incorporated by reference the Company’s Current Report on Form 8-K filed on March 11, 2020)
3.2	Certificate of Amendment to Amended and Restated Articles of Incorporation of Omnia Wellness Inc. (Incorporated by reference the Company’s Current Report on Form 8-K filed on March 18, 2020)
3.3	Amended and Restated By-Laws of Omnia Wellness Inc. (*)
4.1	Form of Common Stock Certificate (*)
10.1	2020 Equity Incentive Plan (*)
10.2	Form of Stock Option Award Agreement pursuant to 2020 Equity Incentive Plan (*)
10.3	Worldwide Exclusive License Agreement, dated April 30, 2019, between the Company and Drywave Technologies, Inc. (*)
10.4	Contract Services Agreement, effective as of January 1, 2020, by and between Solajet Financing Company LLC and DryRx, LLC (*)
10.5	Master Facility License Agreement, dated as of August 9, 2018, by and between Fitness International, LLC, both on its own and on behalf of its wholly owned subsidiary, Fitness & Sports Clubs, LLC, and Drywave Technologies, USA, Inc., both on its own and on behalf of its wholly owned subsidiary, Massagewave, Inc. (*)
10.6	Master Facility License Agreement Assignment, dated as of September 30, 2018, by and between Bed Therapies, LLC, Fitness International, LLC, both on its own and on behalf of its wholly owned subsidiary, Fitness & Sports Clubs, LLC, and Drywave Technologies, USA, Inc., both on its own and on behalf of its wholly owned subsidiary, Massagewave, Inc. (*)
10.7	Form of 4% Promissory Note (*)
10.8	Form of Promissory Note (10%/14%/20%) (*)
10.9	Form of Convertible Promissory Note (1%/4%/12%) (*)
10.10	Assignment and Assumption Agreement (*)
10.11	Form of 12% Convertible Promissory Note (*)
10.12	Secured Loan and Revenue Participation Agreement, dated as of September 18, 2019, by and between LG 2017 Holdings LLC and Solajet Financing Company LLC (*)
10.13	Amendment to Secured Loan and Revenue Participation Agreement, dated as of February 24, 2020, by and between LG 2017 Holdings LLC and Solajet Financing Company LLC (*)
10.14	Secured Loan and Revenue Participation Agreement, dated as of October 9, 2019, by and between Chartwell Capital US LP and Solajet Financing Company LLC (*)
10.15	Secured Loan and Revenue Participation Agreement, dated as of March 10, 2020, by and between Chartwell Capital US LP and Solajet Financing Company LLC (*)
10.16	Amendment to Secured Loan and Revenue Participation Agreement, dated as of February 24, 2020, by and between Chartwell Capital US LP and Solajet Financing Company LLC (*)
10.17	Extension to Promissory Note, dated as of February 1, 2020, by and between Bed Therapies, Inc., and Barry Pressman (*)
14.1	Code of Business Conduct and Ethics (*)
16.1	Letter from BF Borgers CPA PC, dated January 11, 2021 (*)
21.1	Subsidiaries of the Registrant (*)
99.1	Financial Statements
99.2	Unaudited Pro Forma Financial Statements

(*)	Previously filed with the Original 8-K on January 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNIA WELLNESS INC.

Date: March 30, 2021	By:	/s/ Steve Howe
	Name:	Steve Howe
	Title:	Executive Chairman